UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22273

Nuveen Pennsylvania Municipal Value Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: February 28

Date of reporting period: February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2021

Nuveen Municipal Closed-End Funds

NCB	Nuveen California Municipal Value Fund 2
NJV	Nuveen New Jersey Municipal Value Fund
NYV	Nuveen New York Municipal Value Fund 2
NPN	Nuveen Pennsylvania Municipal Value Fund

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Chair’s Letter to Shareholders
Dear Shareholders,
A year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020. A year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks, around the world, are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) were authorized for use in the U.S. By early April the U.S. was administering an average of 3 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio’s resilience and readiness. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
April 23, 2021

Portfolio Managers’ Comments

Nuveen California Municipal Value Fund 2 (NCB)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen Pennsylvania Municipal Value Fund (NPN)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Paul L. Brennan, CFA, and Scott R. Romans, PhD, review U.S. economic and market conditions, key investment strategies and the twelve-month performance of the Nuveen California, New Jersey, New York and Pennsylvania Funds. Paul assumed portfolio management responsibility for the New Jersey and Pennsylvania Funds in 2011. Scott assumed portfolio management responsibility for the California Fund in 2003 and the New York Fund in 2011.
What factors affected the U.S. economy and the market during the twelve-month annual reporting period ended February 28, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but had not made a full recovery by the end of 2020. The economy fell into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread. In the first and second quarters of 2020, annualized gross domestic product (GDP) shrank 5% and 31.4%, respectively. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the second half of the year. U.S. GDP grew 4.3% on an annualized basis in the fourth quarter of 2020 and 33.4% (annualized) in the third quarter, but remained down 3.5% in 2020 overall (from the 2019 annual level to the 2020 annual level) as measured by the Bureau of Economic Analysis “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of February 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting in an unemployment rate of 6.2% in February 2021 as reported by the Bureau of Labor Statistics, up from 3.5% in February 2020. The average hourly earnings rate increased, growing at an annualized rate of 5.3% in February 2021, despite the spike in unemployment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in apparel, transportation and pharmaceutical drug prices offset an increase in food, energy and used car prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended February 28, 2021, before seasonal adjustment.
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to health agencies and employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. Market volatility picked up in early 2021, however, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Despite the severe sell-off in March 2020 and an abrupt increase in interest rates toward the end of the reporting period, the broad municipal bond market managed positive performance in the twelve-month reporting period overall. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. This contrasted sharply with the beginning of the reporting period when coronavirus risks drove U.S. Treasury yields to historic lows and rate volatility increased sharply during a six-week period from late February to the end of March 2020. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Ongoing monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, then recover over the course of 2020.
The municipal yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. Notably, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
How were the economic and market environments in California, New Jersey, New York and Pennsylvania during the twelvemonth reporting period ended February 28, 2021?
California’s $3.1 trillion economy is the largest in the United States and ranks fifth in the world, according to the International Monetary Fund. California job growth regained some of the lost jobs over the summer but lags the national average. California’s economy is driven by high technology, international trade and tourism but is also supplemented by better residential construction and real estate conditions. The state’s unemployment rate was 8.5% as of February 2021, down from its recent peak of 16.2% in April 2020 but still high compared to pre-COVID-19 crisis unemployment rate of 4.3% in February 2020 and higher than the nation’s 6.2% as of February 2021. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 14.2%, 10.8% and 9.5%, respectively, over the twelve months ended January 2021 (most recent data available at the time this report was prepared), compared with an average increase of 11.2% nationally. The enacted Fiscal Year 2021 general fund budget totals $133.9 billion, which is 8.9% lower than the revised Fiscal Year 2020 budget. The Fiscal Year 2021 Budget projected a $54.3 billion deficit due to the economic fallout from the COVID-19 crisis shutdowns. The state made various cuts to education, health and human services, and government operations, which include drawing down on reserves, borrowing from internal funds, deferred

Portfolio Managers’ Comments (continued)

revenue to schools and making temporary tax law changes to fill the gap. Governor Newsom released his Budget Proposal for Fiscal Year 2021-2022 in January 2021 totaling $154.51 billion. This is up 5.5% over revised Fiscal Year 2021 Budget. Revenues are nearly back to pre-COVID-19 crisis levels and state costs have not risen as dramatically as anticipated, and as a result, the state experiences a significant windfall of $15 billion to be allocated toward the Fiscal Year 2022 Budget. The state plans to use those funds on one-time or temporary spending, making deposits to reserves, reducing taxes to low income taxpayers and repaying debts and liabilities made in Fiscal Year 2021 and additional payments to CalPERS (California Public Employees' Retirement System). The revised budget will come in May 2021. The Budget proposal does not factor in federal stimulus enacted in December 2020 nor the American Rescue Plan Act funding. California is estimated to receive $42 billion under the American Rescue Plan: $26 billion for the state and $16 billion for its local governments. For the state of California, its Fiscal Year end is June 30, 2021. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. As of February 2021, Standard & Poor’s affirmed its AA-/Stable rating and outlook on California general obligation (GO) debt and Moody’s Investors Service affirmed its state GO rating of Aa2 with a stable outlook. Moody’s upgraded the state’s GO on October 14, 2019 to Aa2, citing its “continued expansion of the state's massive, diverse and dynamic economy and corresponding growth in revenue. The action also recognizes the state government's disciplined approach to managing revenue growth indicated by its use of surplus funds to build reserves and pay down long-term liabilities.”
New Jersey’s economy is slowly recovering from the pandemic. Several characteristics that historically positioned the state to do quite well, such as its proximity to New York City’s extensive job market, a shoreline along the Atlantic coast that benefits from a strong tourism industry and two large transportation hubs in the Port of New York and New Jersey and Newark airport, exposed the state to the epicenter of the virus outbreak. New Jersey lost 341,700 jobs in 2020, led by declines in leisure and hospitality as well as education and health services sectors. After steep losses at the beginning of the pandemic, from April to December, the state regained 49% of jobs lost. This is lower than the 55.5% of jobs regained nationally. New Jersey’s unemployment rate peaked at 16.6% in April 2020 and has declined to 7.8% as of February 2021, well above the national rate of 6.2%. New Jersey continues to be challenged by a structural budget gap and low reserves. For Fiscal Year 2021, the state implemented a “millionaire’s tax,” cut expenses and issued $4.3 billion in bonds to finance the expected budget deficit. Revenue has declined less than originally projected, allowing Governor Murphy to propose funding 100% of the actuarially recommended pension contribution in the Fiscal Year 2022 budget, one year earlier than expected. The governor’s budget proposal does not raise taxes but spends down $4 billion in reserves. The budget that is ultimately enacted by the legislature could vary from this proposal, particularly since the state will be receiving federal stimulus funds from the American Rescue Plan that were not accounted for in the governor’s spending plan. For the state of New Jersey, its Fiscal Year end is June 30, 2021. The state carries a BBB+ rating and stable outlook by S&P and A- rating and negative outlook by Fitch. On April 9, 2021 (subsequent to the close of the reporting period), Moody’s affirmed its rating on New Jersey’s general obligation debt at A3 but changed the outlook to stable from negative.
New York State’s $1.7 trillion economy represents 8.0% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. Prior to the COVID-19 crisis, New York State's financial profile had generally improved over the previous decade, and Fiscal Year 2020 saw New York State post a $355 million General Fund surplus, equal to 0.9% of General Fund revenues. New York State's economy has been severely impacted by the COVID-19 crisis. Unemployment for the state topped out at 16.2% in April 2020, well above the national peak of 14.8%. New York State’s unemployment stood at 8.9% in February 2021, exceeding the national average of 6.2% and second worst in the nation. New York State’s Fiscal Year 2021 budget contained appropriations for all state debt service, introduced no new taxes and held school funding basically level. In response to the uncertainty surrounding the impact of the COVID-19 crisis, the budget legislation authorized up to $11 billion of borrowing if necessary and also authorized the state budget director to make spending reductions should they be required. Fiscal Year 2021 revenues were not as dire as initially feared, and have come in ahead of earlier estimates.

This, coupled with certain expenditure reductions, has allowed the state to project that Fiscal Year 2021 will end in balance. New York State is in line to receive $12.2 billion in federal assistance for the state government alone under the American Recovery Act. Total state-wide assistance to both the state and local governments is estimated at $50 billion. For the state of New York, its Fiscal Year end is March 31, 2021. New York is a high-income state, with per-capita income at 126% of the U.S. average, third highest among the 50 states. New York is also a heavily indebted state. According to Moody's, New York ranked fifth in the nation in debt per capita in 2019 (NY: $3,314; median: $1,071), eighth in debt per capita as a percentage of personal income (NY: 4.6%; median: 2.0%) and ninth in debt to gross state domestic product (NY: 3.7%; median: 1.9%). The state’s pensions have traditionally been well funded, with a combined funding ratio of 95.7% in Fiscal Year 2020. On March 12, 2021, Moody’s affirmed its “Aa2” stable rating on New York State. Moody’s had downgraded New York State from Aa1 to Aa2 on October 1, 2020, citing the challenges from the COVID-19 crisis. S&P confirmed its “AA+” rating for New York State on March 12, 2021. However, S&P’s outlook for New York State’s rating is negative, citing the impact of the COVID-19 crisis on the state’s economy. Municipal bond supply totaled $53.2 billion for the twelve-month period ended February 28, 2021, a 10.1% increase from the same period a year earlier. This ranked New York third among state issuers behind only California and Texas.
Pennsylvania has the sixth-largest economy among U.S. states, based on a 2019 real total GDP of $726.2 billion. The Commonwealth is home to 12.8 million residents, making it the fifth-largest state by population. Severe job losses associated with the fallout of the COVID-19 crisis caused employment in Pennsylvania to contract by 7.3% on a year-over-year basis, as of February 2021. The nation’s employment contracted by 6.2% over the same period. Pennsylvania’s economy is large and diverse, but it has lagged the U.S. for the better part of a decade in terms of job, GDP and income growth. Pennsylvania’s Independent Fiscal Office projects that it will take six years for the Commonwealth’s labor market to return to its pre-COVID-19 crisis level. Pennsylvania came into the current economic recession with a weaker financial position than most states. This is most evident in the state’s very slim budget reserve, which covers just 0.3 days of expenses. Through February 2021, General Fund collections totaled $23.9 billion, which is $901.3 million, or 3.9%, above estimate. Pennsylvania received $4.7 billion in federal aid under the CARES Act in 2020, with $2.2 billion of the funds allocated to eligible local governments. An estimated $7.3 billion of federal relief funding is expected to come to the Pennsylvania state government from the American Rescue Plan Act of 2021. Governor Wolf’s Fiscal Year 2022 proposed budget totals $37.8 billion and is a $3.8 billion (11.1%) increase over the prior year. The budget includes a $1.35 billion increase in K-12 spending as well as $3 billion over a ten-year period to workers and businesses to recover from the COVID-19 crisis. Funding for this spending increase comes from a proposal to raise income taxes from 3.07% to 4.49% on higher-income earners, legalizing and taxing marijuana, and a severance tax on the natural gas industry. The Commonwealth has an above-average debt burden relative to other states. Its net tax-supported debt totaled $19.4 billion in 2019, which is 2.6% of state personal income, compared to the Moody’s 50-state median of 2.0%. For the state of Pennsylvania, its Fiscal Year end is June 30, 2021. Pennsylvania’s adjusted net pension liability totaling $79 billion is also above average, ranking it the fifth highest among the states. As of March 2021, Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and A+ by S&P.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2021?
The Nuveen California Municipal Value Fund 2 seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and California’s personal income tax. The Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from California’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Fund invests in bonds of municipal issuers

Portfolio Managers’ Comments (continued)

located in other states, the Fund may have income that is not exempt from state personal income tax. NCB’s use of tender option bonds to more efficiently implement its investment strategy may create up to 10% effective leverage.
The Nuveen New Jersey Municipal Value Fund’s primary investment objective is to provide current income exempt from regular federal and New Jersey income taxes; secondary investment objective is to enhance portfolio value and total return. The Fund invests in municipal securities that are exempt from federal and New Jersey state income taxes. The Fund invests at least 80% of its managed assets in municipal securities rated investment grade at the time of investment, or, if they are unrated, are judged by the portfolio manager to be of comparable quality. The Fund may invest up to 20% of managed assets in municipal securities that are not exempt from New Jersey state income taxes if the portfolio manager believes doing so would enhance the Fund’s after-tax total returns. The Fund may invest up to 20% of its managed assets in municipal securities rated below investment quality or judged by the portfolio manager to be of comparable quality, of which up to 10% of its managed assets may be rated below B-/B3 or of comparable quality. The Fund may invest in inverse floating rate municipal securities, also known as tender option bonds. The Fund’s use of tender option bonds to more efficiently implement its investment strategy may create up to 10% effective leverage.
The Nuveen New York Municipal Value Fund 2’s investment objective is to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from state personal income tax. The Fund’s use of tender option bonds to more efficiently implement its investment strategy may create up to 10% effective leverage.
The Nuveen Pennsylvania Municipal Value Fund’s primary investment objective is to provide current income exempt from regular federal and Pennsylvania income taxes; secondary investment objective is to enhance portfolio value and total return. The Fund invests in state municipal securities that are exempt from federal, Pennsylvania state, and local income taxes. The Fund invests at least 80% of its managed assets in municipal securities rated investment grade at the time of investment, or, if they are unrated, are judged by the portfolio manager to be of comparable quality. The Fund may invest up to 20% of managed assets in municipal securities that are not exempt from Pennsylvania state income taxes if the portfolio manager believes doing so would enhance the Fund’s after-tax total returns. The Fund may invest up to 20% of its managed assets in municipal securities rated below investment quality or judged by the portfolio manager to be of comparable quality, of which up to 10% of its managed assets may be rated below B-/B3 or of comparable quality. The Fund may invest in inverse floating rate municipal securities, also known as tender option bonds. The Fund’s use of tender option bonds to more efficiently implement its investment strategy may create up to 10% effective leverage.
The twelve-month reporting period was bookended by challenging conditions in the municipal bond market, with the advent of the COVID-19 crisis at the beginning of the reporting period and a sudden increase in long-term interest rates at the end of the reporting period. The health and economic crisis and the anticipated recovery from the COVID-19 crisis recession contributed to elevated interest rate volatility and considerable swings in municipal market valuations during this reporting period. Despite these fluctuations, municipal yields ended the reporting period slightly higher than where they began and credit spreads largely recovered from the dramatic widening seen at the peak of the market sell-off in March-April 2020. The municipal yield curve steepened over the reporting period as a whole, with the market pricing in the prospects for a strengthening economic recovery aided by massive fiscal stimulus, accommodative monetary policy and vaccination progress. At the state level, both the New Jersey and Pennsylvania municipal markets outperformed the national market during the reporting period and the California and New York municipal markets underperformed the national market, as measured by their respective state S&P Municipal Bond Indexes.
The Funds’ trading activity continued to focus on pursuing each Fund’s investment objectives and continued to seek bonds in areas of the market that were expected to demonstrate resilience and perform well over the long term. Additionally, as closed ends funds do not need to manage cash to meet investor redemptions, the Funds weren’t forced to sell positions during periods of market turbulence.
For NJV and NPN, trading activity was somewhat lighter during this reporting period as the Funds were well positioned for the environment and the prevailing environment offered fewer opportunities to replace positions with more attractive names. Portfolio turnover was mainly driven by the proceeds from called and maturing bonds, bond coupon income and a small amount of strategic and tactical sales. In preparation for the NJV and NPN mergers after the close of the reporting period, we sold all of NJV’s and NPN’s alternative minimum tax (AMT) bonds because the acquiring Fund has an AMT-free mandate.
The state of New Jersey was an active issuer during this reporting period, with three deals coming to market in November 2020, December 2020 and January 2021 for COVID-19 GO Emergency Bonds, New Jersey Transportation Trust Fund Authority and New Jersey Economic Development Authority. NJV participated in all three new issues, which were well received by the marketplace. Additionally, the New Jersey Fund added issues for Atlantic City Electric, New Jersey Housing and Mortgage Finance Agency, New Jersey-American Water Company, New Jersey State Turnpike Authority and a number of county and local municipalities (including Mercer, Monmouth and Union counties). NJV also bought New Jersey Higher Education Assistance Authority bonds.
NPN bought bonds issued by two school districts (Philadelphia and Allentown), St. Luke’s Hospital Bethlehem, Pennsylvania Housing Finance Agency, Philadelphia Gas Works and Williamsport Sanitary Authority Sewer. Management continued to limit the New Jersey and Pennsylvania Funds’ exposure to each state’s government debt due to concerns about their fiscal health that predated the COVID-19 crisis.
Also during this reporting period, NPN acquired shares in Energy Harbor when its holdings of certain municipal bonds issued by FirstEnergy Solutions were converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. Over time, NPN expects to sell these shares and reinvest the proceeds into municipal bonds.
For NCB and NYV, the prevailing market environment was favorable for the Funds to pursue both bond swapping and bond rotation strategies during the reporting period. The Funds’ employed a tax loss swapping strategy, which entails selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. For example, the Funds’ sold and then bought the same name with a longer maturity structure, which in effect offered a higher yield for the same credit or sold a position to replace it with a similar name bond or structure as the prevailing yields moved higher. This approach was implemented to enhance each Fund’s income earning capability and seek to make the Funds more tax efficient. The Funds’ bond rotation strategy involved selling a higher quality, lower yielding bond to buy a lower rated, higher yielding bond, when the valuations looked relatively more favorable for the lower rated bond. For NCB, the trading activity during this reporting period resulted in net additions to airports and airport-related projects, multi-family housing, health care, charter schools and Puerto Rico (namely in COFINAs). For NYV, there were net additions to public transportation, airports, airline gates secured by airline leases, health care and Puerto Rico (primarily COFINAs).
During the twelve-month reporting period, NJV and NPN used inverse floating rate securities. The Funds' employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of the Funds’ duration management strategies, the two Funds used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The hedging strategies performed as expected given the direction of interest rates during

Portfolio Managers’ Comments (continued)

the reporting period, the Treasury futures had a positive impact to NJV and NPN, which enabled the Funds to invest in longer duration bonds that were contributors to performance and helped support the Funds’ dividends. The Treasury futures positions were eliminated from the two Funds prior to the end of the reporting period.
How did the Funds perform during the twelve-month reporting period ended February 28, 2021?
The tables in the Performance Overview and Holding Summaries section of this report provide total returns at net asset value (NAV) for the period ended February 28, 2021. Each Fund’s total returns at net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve-month reporting period ended February 28, 2021, the total returns on common share NAV for all four Funds underperformed their respective state’s S&P Municipal Bond Index.
The Funds' were positioned with longer duration profiles than their respective state’s S&P Municipal Bond Index. NCB and NYV’s duration and yield curve positioning detracted from performance relative to their respective state indexes. Duration had a neutral impact on NJV and a small positive impact on NPN, with the steepening yield curve a slight headwind to both Funds.
In terms of credit quality and sector positioning, the Funds continued to emphasize lower rated, higher yielding bonds and sectors, which tended to outperform high grade, low yielding bonds and sectors. For NCB, credit ratings allocations had a relatively neutral impact on relative performance versus the California index because the Fund was less exposed to the strong outperformance of B rated credit, while NYV’s overweight allocations to BBB rated and below investment grade credits contributed positively to performance relative to the New York index. NJV’s credit ratings and sector allocations detracted from performance relative to the New Jersey index. The Fund holds less exposure than the state index to state appropriation debt, much of which is BBB rated, and the resulting underweight to both the sector and BBB rated credit cost NJV in terms of relative performance. Credit quality and sector positioning for NPN was unfavorable relative to the Pennsylvania index, as lower rated bonds severely underperformed during the pandemic sell-off and only partially recovered over the remainder of the reporting period.
The strongest performing sectors of the California municipal market included tobacco, other revenue, health care and pre-refunded bonds, while the education, transportation (airports), health care (primarily life care) and industrial development revenue (IDR) sectors were the weakest performers. For New Jersey, the better performing sectors included transportation, housing, tobacco and other revenue, and NJV held underweights in each of these sectors except housing. But New Jersey saw the most weakness in the education sector (where NJV was overweighted), while the tax-supported (slight overweight), health care (overweight) and pre-refunded sectors (neutral weight) trailed only marginally. The best performing areas of the New York municipal market were the utilities, tobacco and IDR sectors, and the bottom performing sectors were education, transportation (airports and public transportation) and health care (life care). Pennsylvania's municipal market was led by the tax supported, transportation and utility sectors (and NPN was overweighted in utility and underweight in tax supported and transportation), whereas the biggest laggards were the health care, IDR and housing sectors (and NPN held overweights in each sector).
Security selection in NJV added value relative to the New Jersey index. The Fund had more favorable yield curve/duration positioning in its state debt selections, including GOs, New Jersey Transportation Trust Fund Authority and New Jersey Economic Development Authority. However, some of the relative gain was offset by our selection in housing and education bonds. Holdings in housing bonds underperformed as the low interest rate environment accelerated mortgage refinancing activity, shortening the expected average life of the bonds. NJV’s education holdings included a number of smaller, lower rated private schools (such as

Rider University, Stevens Institute of Technology and Seton Hall), student residence halls project and student loan debt, which hadn’t rebounded to the same extent as higher rated education credits.
Mixed performance from NPN’s security selection resulted in an overall neutral impact to relative performance versus the state index. Our selection was most beneficial in the utilities, transportation, IDR, housing and tax supported debt sectors. In the utilities sector, a position in Energy Harbor stock was the leading performer as the stock price recovered from negative headline risk earlier in the reporting period. The Fund owns Energy Harbor common stock after certain bonds held by the Fund were converted to equity as part of the company’s exit from bankruptcy in February 2020. However, selection in health care and education credits was disadvantageous.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The use of leverage through inverse floating rate securities had a negligible impact on the performance of NJV and NPN over the reporting period. NCB and NYV did not utilize leverage over the reporting period.

As of February 28, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NCB	NJV	NYV	NPN
Effective Leverage*	0.00%	6.13%	0.00%	4.15%
Regulatory Leverage*	0.00%	0.00%	0.00%	0.00%

*          Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of February 28, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

		Per Common Share Amounts
Monthly Distributions (Ex-Dividend date)	NCB	NJV	NYV	NPN
March 2020	$0.0345	$0.03100	$ 0.0275	$ 0.0305
April	0.0345	0.03100	0.0275	0.0305
May	0.0345	0.03100	0.0275	0.0305
June	0.0345	0.03100	0.0275	0.0305
July	0.0345	0.03100	0.0275	0.0305
August	0.0345	0.03100	0.0275	0.0305
September	0.0345	0.03100	0.0275	0.0305
October	0.0345	0.03250	0.0285	0.0305
November	0.0345	0.03250	0.0285	0.0305
December	0.0345	0.03250	0.0285	0.0305
January	0.0345	0.03250	0.0285	0.0305
February 2021	0.0345	0.03250	0.0285	0.0305
Total Distributions from Net Investment Income	$0.4140	$0.37950	$0.33500	$0.36600
Total Distributions from Long Term Capital Gains*	$0.0493	$ —	$ 0.0613	$ 0.0842
Total Distributions from Short Term Capital Gains*	$0.0014	$ —	$ —	$ —
Total Distributions	$0.4647	$ 0.3795	$ 0.3963	$ 0.4502

Yields
Market Yield*	2.70%	2.65%	2.37%	2.62%
Taxable-Equivalent Yield*	5.88%	5.47%	4.66%	4.65%
*      Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 54.1%, 51.6%, 49.6% and 43.9% for the California, New Jersey, New York and Pennsylvania Funds, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Common Share Information (continued)

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NCB	NJV	NYV	NPN
Common shares cumulatively repurchased and retired	—	42,000	—	3,500
Common shares authorized for repurchase	330,000	150,000	230,000	120,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.

NJV
Common shares repurchased and retired	6,499
Weighted average price per common share repurchased and retired	$12.82
Weighted average discount per common share repurchased and retired	15.23%

OTHER COMMON SHARE INFORMATION
As of February 28, 2021, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NCB	NJV	NYV	NPN
Common share NAV	$16.25	$15.43	$15.66	$15.08
Common share Price	$15.35	$14.70	$14.42	$13.96
Premium/(Discount) to NAV	(5.54)%	(4.71)%	(7.92)%	(7.43)%
12-month average premium/(discount) to NAV	(8.11)%	(11.43)%	(9.28)%	(6.96)%

NCB	Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of
February 28, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021
		Average Annual
	1-Year	5-Year	10-Year
NCB at Common Share NAV	(1.01)%	3.46%	5.92%
NCB at Common Share Price	0.81%	1.78%	6.40%
S&P Municipal Bond California Index	0.76%	3.36%	5.03%
S&P Municipal Bond Index	1.22%	3.41%	4.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NCB	Performance Overview and Holding Summaries as of
February 28, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	90.6%
Short-Term Municipal Bonds	2.2%
Other Assets Less Liabilities	7.2%
Net Assets	100%

States and Territories
(% of total investments)
California	98.0%
Puerto Rico	2.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	25.3%
Utilities	24.7%
Transportation	16.5%
Health Care	9.7%
Tax Obligation/Limited	8.6%
U.S. Guaranteed	5.8%
Other	9.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.8%
AAA	10.1%
AA	48.0%
A	16.4%
BBB	8.0%
BB or Lower	3.8%
N/R (not rated)	7.9%
Total	100%

NJV	Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of
February 28, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021

		Average Annual
	1-Year	5-Year	10-Year
NJV at Common Share NAV	(0.63)%	3.57%	5.45%
NJV at Common Share Price	8.31%	4.52%	6.21%
S&P Municipal Bond New Jersey Index	1.31%	4.38%	5.11%
S&P Municipal Bond Index	1.22%	3.41%	4.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NJV	Performance Overview and Holding Summaries as of
February 28, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	92.5%
Other Assets Less Liabilities	11.0%
Net Assets Plus Floating
Rate Obligations	103.5%
Floating Rate Obligations	(3.5)%
Net Assets	100%

States and Territories
(% of total investments)
New Jersey	91.3%
Pennsylvania	4.7%
Delaware	2.4%
New York	1.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	17.8%
Health Care	16.0%
Transportation	14.1%
Education and Civic Organizations	11.6%
Tax Obligation/General	10.6%
Housing/Multifamily	8.3%
Housing/Single Family	6.1%
U.S. Guaranteed	5.8%
Other	9.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.9%
AAA	6.1%
AA	32.2%
A	21.9%
BBB	25.6%
BB or Lower	5.3%
N/R	2.0%
Total	100%

NYV	Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of
February 28, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021
		Average Annual
	1-Year	5-Year	10-Year
NYV at Common Share NAV	(1.54)%	3.38%	4.77%
NYV at Common Share Price	0.35%	2.52%	4.98%
S&P Municipal Bond New York Index	0.74%	3.10%	4.23%
S&P Municipal Bond Index	1.22%	3.41%	4.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NYV	Performance Overview and Holding Summaries as of
February 28, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.3%
Short-Term Municipal Bonds	1.7%
Other Assets Less Liabilities	0.0%
Net Assets	100%

States and Territories
(% of total investments)
New York	97.1%
District of Columbia	1.9%
Puerto Rico	0.9%
Guam	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Utilities	22.1%
Transportation	21.9%
Education and Civic Organizations	19.7%
Tax Obligation/Limited	19.2%
Tax Obligation/General	6.8%
Other	10.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA	10.4%
AA	52.7%
A	14.3%
BBB	8.2%
BB or Lower	6.3%
N/R	8.1%
Total	100%

NPN	Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of
February 28, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021

		Average Annual
	1-Year	5-Year	10-Year
NPN at Common Share NAV	(0.72)%	2.98%	4.96%
NPN at Common Share Price	(1.76)%	2.66%	4.89%
S&P Municipal Bond Pennsylvania Index	1.37%	3.66%	4.69%
S&P Municipal Bond Index	1.22%	3.41%	4.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NPN	Performance Overview and Holding Summaries as of
February 28, 2021 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	88.3%
Common Stocks	2.2%
Short-Term Municipal Bonds	2.5%
Other Assets Less Liabilities	9.4%
Net Assets Plus Floating
Rate Obligations	102.4%
Floating Rate Obligations	(2.4)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Pennsylvania	95.0%
District of Columbia	2.1%
Puerto Rico	1.3%
New Jersey	0.9%
Guam	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	22.2%
Housing/Single Family	11.8%
Tax Obligation/General	10.7%
Tax Obligation/Limited	8.9%
Education and Civic Organizations	8.7%
Transportation	8.5%
U.S. Guaranteed	8.2%
Utilities	6.8%
Long-Term Care	6.2%
Other	8.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.0%
AAA	3.3%
AA	29.9%
A	29.7%
BBB	12.8%
BB or Lower	8.4%
N/R	3.5%
N/A	2.4%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held on December 7, 2020 for NCB, NJV and NPN. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members and to approve an Agreement and Plan of Reorganization. The meeting for NCB, NJV and NPN was subsequently adjourned to January 15, 2021 and additionally to February 17, 2021 for NCB and NPN in order to seek additional shareholder participation.  A special meeting of shareholders was held on December 7, 2020 for NYV. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting NYV shareholders were asked to approve an Agreement and Plan of Reorganization.  The meeting was subsequently adjourned to January 15, 2021 in order to seek additional shareholder participation.

	NCB	NJV	NYV	NPN
	Common	Common	Common	Common
	Shares	Shares	Shares	Shares
To approve an Agreement and Plan of Reorganization
For	1,699,795	791,576	1,255,948	635,082
Against	88,346	27,659	26,316	86,586
Abstain	68,791	104,245	56,553	48,677
BNV	1,271,587	468,824	—	392,586
Total	3,128,519	1,392,304	1,338,817	1,162,931

Election of Board Members:
John K. Nelson
For	2,468,637	968,051	—	932,535
Withhold	472,503	331,900	—	207,463
Total	2,941,140	1,299,951	—	1,139,998
Terence J. Toth
For	2,466,073	968,051	—	932,535
Withhold	475,067	331,900	—	207,463
Total	2,941,140	1,299,951	—	1,139,998
Robert L. Young
For	2,473,581	968,051	—	932,535
Withhold	467,559	331,900	—	207,463
Total	2,941,140	1,299,951	—	1,139,998

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen California Municipal Value Fund 2
Nuveen New Jersey Municipal Value Fund
Nuveen New York Municipal Value Fund 2
Nuveen Pennsylvania Municipal Value Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen California Municipal Value Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen New York Municipal Value Fund 2, and Nuveen Pennsylvania Municipal Value Fund (the Funds), including the portfolios of investments, as of February 28, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended for Nuveen California Municipal Value Fund 2, the financial highlights for each of the years in the four-year period then ended, the ten-month period ended February 28, 2017, and the year ended April 30, 2016 for Nuveen New Jersey Municipal Value Fund and Nuveen Pennsylvania Municipal Value Fund, and the financial highlights for each of the years in the four-year period then ended, the five-month period ended February 28, 2017, and the year ended September 30, 2016 for Nuveen New York Municipal Value Fund 2. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended for Nuveen California Municipal Value Fund 2, the financial highlights for each of the years in the four-year period then ended, the ten-month period ended February 28, 2017, and the year ended April 30, 2016 for Nuveen New Jersey Municipal Value Fund and Nuveen Pennsylvania Municipal Value Fund, and the financial highlights for each of the years in the four-year period then ended, the five-month period ended February 28, 2017, and the year ended September 30, 2016 for Nuveen New York Municipal Value Fund 2, in conformity with U.S. generally accepted accounting principles.
Fund Reorganizations
As discussed in note 1 to the financial statements, on March 8, 2021 (subsequent to the close of the reporting period), Nuveen California Municipal Value Fund acquired Nuveen California Municipal Value Fund 2, and Nuveen AMT-Free Municipal Value Fund acquired Nuveen New Jersey Municipal Value Fund and Nuveen Pennsylvania Municipal Value Fund. Additionally, on April 12, 2021 (subsequent to the close of the reporting period), Nuveen New York Municipal Value Fund acquired Nuveen New York Municipal Value Fund 2.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 27, 2021

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments
February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 90.6% (97.6% of Total Investments)
	MUNICIPAL BONDS – 90.6% (97.6% of Total Investments)
	Consumer Staples – 2.7% (3.0% of Total Investments)
$ 10	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 11,409
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	1,141,294
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/21 at 32.31	N/R	321,870
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
2,110	Total Consumer Staples			1,474,573
	Education and Civic Organizations – 1.2% (1.3% of Total Investments)
200	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to	8/22 at 100.00	BB	204,502
	Uplift Communities Project, Series 2012A, 5.250%, 8/01/42
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	107,990
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
35	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	39,105
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
260	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	294,356
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
595	Total Education and Civic Organizations			645,953
	Health Care – 8.7% (9.3% of Total Investments)
1,090	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,266,842
	Angeles, Series 2017A, 5.000%, 8/15/47
330	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	377,249
	Series 2020A, 4.000%, 4/01/44
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	76,808
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
40	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	45,665
	Services, Refunding Series 2014A, 5.000%, 10/01/38
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	170,541
	Services, Series 2014B, 5.000%, 10/01/44
20	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	23,226
	Refunding Series 2017A, 5.000%, 7/01/42
100	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	113,841
	2017A, 5.250%, 11/01/41
1,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	1,136,540
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	167,317
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
785	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	878,729
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	395,964
	2011, 7.500%, 12/01/41
4,115	Total Health Care			4,652,722

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)
	February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.9% (3.1% of Total Investments)
$ 250	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	$ 284,652
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
349	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	391,612
	2019-2, 4.000%, 3/20/33
54	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	61,758
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc. Projects, Senior Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	A–	16,473
40	5.250%, 8/15/49	8/24 at 100.00	A–	43,624
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	73,284
	Series 2012A, 5.500%, 8/15/47
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	264,805
	Series 2012B, 7.250%, 8/15/47
355	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	412,748
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
1,383	Total Housing/Multifamily			1,548,956
	Long-Term Care – 1.9% (2.0% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	3/21 at 100.00	AA	1,004,330
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
	Tax Obligation/General – 23.5% (25.3% of Total Investments)
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation	5/24 at 100.00	Aa1	2,457,735
	Bonds, Series 2009B, 6.000%, 5/01/34
	Los Angeles Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2008 Series 2018B-1:
1,000	5.000%, 7/01/37	1/28 at 100.00	AA+	1,224,500
1,000	5.250%, 7/01/42	1/28 at 100.00	AA+	1,226,440
1,000	Manhattan Beach Unified School District, Los Angeles County, California, General	9/30 at 100.00	Aa1	1,174,570
	Obligation Bonds, Election 2016 Measure C Series 2020B, 4.000%, 9/01/45
1,000	Oxnard Union High School District, Ventura County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	1,220,860
	Election 2018 Series 2020B, 5.000%, 8/01/45
840	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,027,328
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
9,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	3,769,920
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds,	3/21 at 100.00	AA+	501,880
	Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured
16,440	Total Tax Obligation/General			12,603,233
	Tax Obligation/Limited – 7.9% (8.6% of Total Investments)
180	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	205,969
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,196,290
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,406,783
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	228,934
190	5.750%, 9/01/39	9/23 at 100.00	N/R	206,847

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	$ 38,209
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
685	0.000%, 7/01/46	7/28 at 41.38	N/R	210,596
507	5.000%, 7/01/58	7/28 at 100.00	N/R	561,523
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	15,550
	Project Area, Series 2011B, 6.500%, 10/01/25
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	22,402
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	25,118
	2011, 7.000%, 10/01/26
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	109,627
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
30	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	36,586
	2020A, 5.000%, 10/01/45
4,147	Total Tax Obligation/Limited			4,264,434
	Transportation – 15.3% (16.5% of Total Investments)
1,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	1,845,780
	Subordinate Series 2019S-H, 5.000%, 4/01/44
35	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	39,241
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,000	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,157,050
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa2	1,242,550
	Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/32 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	1,207,520
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	318,929
1,820	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	2,134,787
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
250	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	278,720
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
6,910	Total Transportation			8,224,577
	U.S. Guaranteed – 5.4% (5.8% of Total Investments) (4)
35	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	40,731
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
150	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	153,353
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	457,880
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
865	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	999,862
865	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	1,004,948

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)
	February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 80	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	$ 82,105
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	N/R	30,979
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	97,619
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	41,149
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)
2,555	Total U.S. Guaranteed			2,908,626
	Utilities – 21.1% (22.7% of Total Investments)
1,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	1,230,440
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon	7/22 at 100.00	BBB	1,139,661
	Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (AMT), 144A
415	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	488,397
	Series 2016B, 5.000%, 7/01/37
1,245	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	1,484,961
	Series 2017A, 5.000%, 7/01/42
375	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	455,288
	2017A, 5.250%, 6/01/47
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	1,581,240
	Series 2009C, 6.500%, 11/01/39
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	CCC	26,400
100	5.750%, 7/01/37	7/22 at 100.00	CCC	105,930
80	6.000%, 7/01/47	7/22 at 100.00	CCC	85,007
1,190	Sacramento, California, Wastewater Revenue Bonds, Series 2019, 5.000%, 9/01/39	9/29 at 100.00	AA	1,492,284
335	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	406,707
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/32
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A2	2,801,736
	2007A, 5.250%, 11/01/24
9,240	Total Utilities			11,298,051
$ 48,495	Total Long-Term Investments (cost $42,593,773)			48,625,455

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.2% (2.4% of Total Investments)
	MUNICIPAL BONDS – 2.2% (2.4% of Total Investments)
	Health Care – 0.4% (0.4% of Total Investments)
$ 200	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Variable Rate	3/21 at 100.00	VMIG1	$ 200,000
	Demand Obligation, Sharp HealthCare, Refunding Series 2009D, 0.020%, 8/01/35 (5)
	Utilities – 1.8% (2.0% of Total Investments)
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Variable	3/21 at 100.00	A-1+	1,000,000
	Rate Demand Obligation, Series 2019A-2, 0.010%, 7/01/45 (5)
$ 1,200	Total Short-Term Investments (cost $1,200,000)			1,200,000
	Total Investments (cost $43,793,773) – 92.8%			49,825,455
	Other Assets Less Liabilities – 7.2%			3,847,241
	Net Asset Applicable to Common Shares – 100%			$ 53,672,696

(1)     All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)     Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)     For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)     Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)     Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT  Alternative Minimum Tax
See accompanying notes to financial statements.

NJV	Nuveen New Jersey Municipal Value Fund
Portfolio of Investments
February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 92.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 92.5% (100.0% of Total Investments)
	Consumer Discretionary – 0.3% (0.3% of Total Investments)
$ 100	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich	3/21 at 100.00	Caa3	$ 68,639
	Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/32

	Consumer Staples – 3.2% (3.4% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
215	4.000%, 6/01/37	6/28 at 100.00	A–	242,170
305	5.250%, 6/01/46	6/28 at 100.00	BBB+	362,941
125	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	144,427
	Bonds, Series 2018B, 5.000%, 6/01/46
645	Total Consumer Staples			749,538

	Education and Civic Organizations – 10.8% (11.6% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	120,524
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
25	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	28,688
	Academy Charter School, Series 2018A, 5.000%, 7/01/38
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star
	Academy Charter School of Newark, Series 2017:
220	4.000%, 7/15/37	7/27 at 100.00	BBB–	233,873
25	5.000%, 7/15/47	7/27 at 100.00	BBB–	27,922
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	105,328
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding	No Opt. Call	A	132,762
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding
	Series 2017:
15	5.000%, 6/01/32	12/27 at 100.00	A	17,615
20	3.000%, 6/01/32	12/27 at 100.00	A	20,361
145	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey,	7/26 at 100.00	A	148,921
	Refunding Series 2016F, 3.000%, 7/01/40
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	107,555
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
50	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	55,562
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
100	5.000%, 7/01/32	7/21 at 100.00	BB+	100,355
30	5.000%, 7/01/37	7/21 at 100.00	BB+	30,080
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
5	3.750%, 7/01/37	7/27 at 100.00	BB+	4,646
100	4.000%, 7/01/42	7/27 at 100.00	BB+	93,445
100	5.000%, 7/01/47	7/27 at 100.00	BB+	102,944
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	BBB+	79,591
	Series 2013D, 5.000%, 7/01/38
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2016C:
435	3.000%, 7/01/41	7/26 at 100.00	BBB+	437,162
50	3.000%, 7/01/46	7/26 at 100.00	BBB+	49,485
25	4.000%, 7/01/46	7/26 at 100.00	BBB+	26,414

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
$ 30	5.000%, 7/01/47	7/27 at 100.00	BBB+	$ 34,010
200	4.000%, 7/01/47	7/27 at 100.00	BBB+	213,244
25	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	26,006
	Elizabeth, Series 2016D, 5.000%, 7/01/46
80	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Refunding	6/28 at 100.00	Aa1	81,959
	Senior Series 2019A, 2.375%, 12/01/29
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	3/21 at 100.00	Aaa	30,021
	2010-2, 5.000%, 12/01/30
200	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	223,686
	5.000%, 7/01/45
2,410	Total Education and Civic Organizations			2,532,159
	Health Care – 14.8% (16.0% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
105	5.000%, 2/15/25	2/24 at 100.00	BBB+	117,483
100	5.000%, 2/15/34	2/24 at 100.00	BBB+	108,245
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	111,713
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	202,536
	Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35
80	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	88,168
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
230	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	258,377
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
150	5.000%, 7/01/28	7/27 at 100.00	AA–	185,631
150	5.000%, 7/01/57	7/27 at 100.00	AA–	172,989
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	114,335
	Center, Refunding Series 2014A, 4.000%, 7/01/45
50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/26 at 100.00	AA–	54,638
	Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	423,637
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (4)
20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	No Opt. Call	AA–	20,320
	System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
25	5.000%, 7/01/32	7/26 at 100.00	AA	30,121
40	5.000%, 7/01/33	7/26 at 100.00	AA	48,102
30	5.000%, 7/01/34	7/26 at 100.00	AA	35,974
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/24 at 100.00	AA–	146,432
	Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	121,151
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	147,944
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
10	3.000%, 7/01/32	7/26 at 100.00	BBB–	10,524
405	4.000%, 7/01/48	7/26 at 100.00	BBB–	442,353

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)
	February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	$ 104,491
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
130	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	139,971
110	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	123,322
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
50	4.000%, 7/01/44	7/29 at 100.00	A+	56,657
205	3.000%, 7/01/49	7/29 at 100.00	A+	208,590
3,130	Total Health Care			3,473,704
	Housing/Multifamily – 7.7% (8.3% of Total Investments)
55	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	B	55,606
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	Ba3	102,798
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB–	156,068
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
130	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds,	No Opt. Call	Aaa	132,296
	Riverside Village Family Apartments Phase 1 Project, Series 2019F, 1.350%, 12/01/22
120	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	125,713
	4.000%, 11/01/45
270	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B,	11/25 at 100.00	AA–	283,133
	3.600%, 11/01/40
435	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A,	11/27 at 100.00	AA–	473,741
	3.875%, 11/01/38
100	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019A,	11/28 at 100.00	AA–	105,546
	2.900%, 11/01/39
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019B:
175	1.375%, 11/01/21	No Opt. Call	AA–	176,293
200	1.500%, 5/01/23	No Opt. Call	AA–	204,028
1,740	Total Housing/Multifamily			1,815,222
	Housing/Single Family – 5.6% (6.1% of Total Investments)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
150	3.600%, 4/01/33	10/27 at 100.00	AA	162,942
95	3.750%, 10/01/35	10/27 at 100.00	AA	103,965
720	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/28 at 100.00	AA	774,770
	Series 2019C, 3.950%, 10/01/44 (UB) (4)
290	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	4/29 at 100.00	AA	286,587
	Series 2020E, 2.250%, 10/01/40
1,255	Total Housing/Single Family			1,328,264
	Long-Term Care – 1.6% (1.7% of Total Investments)
35	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	35,465
	Series 2014, 5.250%, 1/01/44
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BBB–	146,092
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BBB–	43,202
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29
100	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	98,984
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 50	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	$ 47,251
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
365	Total Long-Term Care			370,994
	Tax Obligation/General – 9.8% (10.6% of Total Investments)
80	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	90,416
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
35	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	37,847
30	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	32,499
50	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	54,187
150	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	5/26 at 100.00	AA	179,202
	Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51
100	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series	11/27 at 100.00	AA–	122,832
	2017A, 5.000%, 11/01/29
50	Mercer County, New Jersey, General Obligation Bonds, General Capital Improvement Open	No Opt. Call	N/R	50,252
	Space Farmland Notes Series 2020A, 2.000%, 6/10/21
125	Middlesex County, New Jersey, General Obligation Bonds, Refunding Redevelopment Series	No Opt. Call	AAA	155,845
	2017, 5.000%, 1/15/27
115	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue	No Opt. Call	N/R	115,769
	Bonds, Series 2020A, 2.000%, 7/12/21
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	22,450
	Parking Utility Series 2014A, 5.000%, 1/01/37
100	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding School	No Opt. Call	AAA	114,027
	Series 2017B, 4.000%, 3/01/25
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2016A:
300	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	356,148
140	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	163,460
70	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A,	No Opt. Call	A3	84,784
	4.000%, 6/01/32
100	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A3	98,974
200	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019,	9/26 at 100.00	AA	206,204
	2.250%, 9/15/33
125	Sussex County, New Jersey, General Obligation Bonds, Series 2019, 3.000%, 6/01/27	6/26 at 100.00	AA+	137,066
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	6/21 at 100.00	Aaa	172,108
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
100	Union County, New Jersey, General Obligation Bonds, Bond Anticipation Notes Series 2020,	No Opt. Call	N/R	101,143
	4.000%, 6/18/21
2,060	Total Tax Obligation/General			2,295,213
	Tax Obligation/Limited – 16.4% (17.8% of Total Investments)
245	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	303,457
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB	261,743
400	5.000%, 6/15/28	6/22 at 100.00	BBB	416,296
100	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	Baa1	113,356
	Series 2017B, 4.500%, 6/15/40
125	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	BBB	129,540
	Refunding Series 2017A, 3.375%, 7/01/30

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)
	February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 15	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	Baa1	$ 16,258
	Series 2021QQQ, 4.000%, 6/15/50
2,170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	1,252,784
	2009A, 0.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
180	5.500%, 6/15/31	6/21 at 100.00	Baa1	182,282
275	5.250%, 6/15/36	6/21 at 100.00	Baa1	278,165
50	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	Baa1	51,989
	2012A, 5.000%, 6/15/42
50	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	Baa1	55,179
	2019A, 4.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
225	3.500%, 6/15/46	12/28 at 100.00	Baa1	232,918
100	4.000%, 6/15/50	12/28 at 100.00	Baa1	108,006
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
30	4.000%, 6/15/45	12/30 at 100.00	Baa1	32,683
70	5.000%, 6/15/50	12/30 at 100.00	Baa1	83,072
40	3.000%, 6/15/50	12/30 at 100.00	Baa1	39,050
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile	No Opt. Call	Aaa	311,149
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019, 24.463%,
	5/01/30, 144A (IF) (4)
4,435	Total Tax Obligation/Limited			3,867,927

	Transportation – 13.1% (14.1% of Total Investments)
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	160,368
200	5.000%, 1/01/44	1/24 at 100.00	A1	219,170
130	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	146,757
	4.000%, 1/01/44
540	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A1	643,966
	Revenue Bonds, Series 2017, 5.000%, 7/01/47
295	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	No Opt. Call	A1	377,137
	Revenue Bonds, Series 2019A, 5.000%, 7/01/28
175	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	214,517
	5.000%, 1/01/37
295	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,	1/23 at 100.00	A	311,992
	Port District Project, Series 2012, 5.000%, 1/01/27
255	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	293,304
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	347,363
	Seventy Ninth Series 2013, 5.000%, 12/01/43
250	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/29 at 100.00	AA	319,992
	Refunding Series 2019A, 5.000%, 11/01/31 – AGM Insured
30	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	BBB+	37,077
	Series 2020A, 5.000%, 11/01/45
2,635	Total Transportation			3,071,643

	U.S. Guaranteed – 5.3% (5.8% of Total Investments) (5)
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3	64,346
	Revenue Bonds, Tender Option Bond 2016-XF2357, Formerly Tender Option Bond Trust 3359,
	18.143%, 6/15/46 (Pre-refunded 6/15/23), 144A (IF) (4)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
20	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	22,134
85	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	94,806

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 75	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R	$ 76,339
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011A:
75	6.000%, 6/15/35 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	76,235
300	5.500%, 6/15/41 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	304,527
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
70	5.000%, 6/15/37 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	70,956
450	5.000%, 6/15/42 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	456,147
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356,	5/23 at 100.00	Aa3	84,724
	Formerly Tender Option Bond Trust 3339, 18.183%, 5/01/43 (Pre-refunded 5/01/23), 144A (IF) (4)
1,180	Total U.S. Guaranteed			1,250,214
	Utilities – 3.9% (4.3% of Total Investments)
300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey),	No Opt. Call	A	300,000
	Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company
	Project), 6.800%, 3/01/21 – NPFG Insured
215	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	A1	216,361
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
100	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	8/29 at 100.00	A+	108,802
	Water Company, Series 2019, 4.000%, 8/01/59 (AMT)
300	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic	No Opt. Call	A	299,199
	City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29
915	Total Utilities			924,362
$ 20,870	Total Long-Term Investments (cost $20,046,019)			21,747,879
	Floating Rate Obligations – (3.5)%			(810,000)
	Other Assets Less Liabilities – 11.0%			2,585,209
	Net Asset Applicable to Common Shares – 100%			$ 23,523,088

(1)     All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)     Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)     For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)     Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)     Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT  Alternative Minimum Tax
IF      Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB    Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments
February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.3% (98.3% of Total Investments)
	MUNICIPAL BONDS – 98.3% (98.3% of Total Investments)
	Consumer Staples – 3.8% (3.8% of Total Investments)
$ 640	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 709,517
	Bonds, Series 2001, 6.500%, 5/15/33
100	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/21 at 100.00	B–	100,098
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
100	5.625%, 6/01/35	No Opt. Call	BBB	108,249
380	5.750%, 6/01/43	No Opt. Call	BB+	477,990
1,220	Total Consumer Staples			1,395,854
	Education and Civic Organizations – 19.7% (19.7% of Total Investments)
500	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	4/21 at 100.00	BB	500,880
	Schools, Series 2007A, 5.000%, 4/01/37
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
50	5.000%, 4/15/33	4/23 at 100.00	BB+	51,922
75	5.000%, 4/15/43	4/23 at 100.00	BB+	77,245
100	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	104,064
	School, Series 2020C-1, 5.000%, 6/01/40, 144A
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	106,775
	University, Series 2013A, 5.000%, 7/01/44
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	235,886
	2015A, 5.000%, 7/01/35
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	1,223,540
	2018A, 5.000%, 7/01/48
45	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	54,721
	Technology, Series 2019A, 5.000%, 7/01/49
435	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	535,633
	Green Series 2019B, 5.000%, 7/01/50
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	1,286,740
	Series 2019A, 5.000%, 7/01/35
165	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	175,840
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
145	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	155,658
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	107,392
	University Project, Series 2013, 5.000%, 9/01/38
185	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	194,067
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%, 1/01/39 –
	AGM Insured
3,000	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	No Opt. Call	AA	1,755,030
	Revenue Bonds, Yankee Stadium Project, Series 2009A, 0.000%, 3/01/40 – AGC Insured
335	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	No Opt. Call	AA	452,434
	American Art, Refunding Series 2021, 5.000%, 7/01/31
125	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	126,508
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 100	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	$ 96,760
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
7,660	Total Education and Civic Organizations			7,241,095
	Health Care – 3.6% (3.6% of Total Investments)
750	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB	832,792
	Series 2020A, 4.000%, 9/01/50
150	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	159,860
	Systems, Inc Project, Series 2016B, 4.000%, 7/01/41
285	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/30 at 100.00	BBB+	319,784
	Regional Health Project, Series 2020A, 4.000%, 12/01/46
1,185	Total Health Care			1,312,436
	Industrials – 2.5% (2.5% of Total Investments)
830	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	902,915
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	Long-Term Care – 0.1% (0.1% of Total Investments)
25	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	27,440
	Community Project, Series 2019, 5.000%, 1/01/40
	Materials – 0.3% (0.3% of Total Investments)
105	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	116,066
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
	Tax Obligation/General – 6.8% (6.8% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	1,166,560
	5.000%, 4/01/35
835	New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1, 4.000%, 3/01/44	3/30 at 100.00	AA	937,196
400	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	411,348
	AGM Insured
2,235	Total Tax Obligation/General			2,515,104
	Tax Obligation/Limited – 19.2% (19.2% of Total Investments)
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	AA+	1,203,290
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/46
500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	591,735
	General Purpose, Series 2020A Bidding Group 2, 4.000%, 3/15/34
1,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,773,540
	2015B Group A,B&C, 5.000%, 3/15/35
540	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	632,156
	Fiscal 2017 Series A, 5.000%, 2/15/42
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,204,280
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	337,089
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
155	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	171,669
	2018A-1, 5.000%, 7/01/58
1,000	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset	10/24 at 100.00	AA+	1,154,720
	Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/30
5,995	Total Tax Obligation/Limited			7,068,479

NYV	Nuveen New York Municipal Value Fund 2
	Portfolio of Investments (continued)
	February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 20.2% (20.2% of Total Investments)
$ 2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/21 at 100.00	N/R	$ 1,500,000
	Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (5)
1,155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	1,188,091
	Center Project, Series 2011, 5.000%, 11/15/44
645	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	718,091
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding
	Series 2016:
100	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B+	101,748
540	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B+	548,964
20	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B+	23,762
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
60	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	73,877
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 5.000%,
	12/01/37 (AMT)
70	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	86,259
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/37
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
400	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	486,708
100	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	119,417
105	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	10/30 at 100.00	Baa3	129,613
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020,
	5.000%, 10/01/35 (AMT)
765	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	872,284
	Eleventh Series 2018, 4.000%, 9/01/43
800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	956,888
	Series 2017, 5.000%, 11/15/47
525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	622,739
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
7,285	Total Transportation			7,428,441
	Utilities – 22.1% (22.1% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	26,038
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	320,104
	2014A, 5.000%, 9/01/44
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	A	1,205,140
105	5.000%, 9/01/47	9/27 at 100.00	A	125,645
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	932,967
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	2,432,200
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
500	5.000%, 6/15/43	6/28 at 100.00	AAA	616,410
1,000	5.000%, 6/15/48	6/28 at 100.00	AAA	1,227,680
100	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	104,712
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 15	5.500%, 7/01/28	7/22 at 100.00	CCC	$ 15,840
70	5.750%, 7/01/37	7/22 at 100.00	CCC	74,151
50	6.000%, 7/01/47	7/22 at 100.00	CCC	53,130
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,011,862
	5.000%, 12/15/41
6,955	Total Utilities			8,145,879
$ 33,495	Total Long-Term Investments (cost $32,621,970)			36,153,709

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.7% (1.7% of Total Investments)
	MUNICIPAL BONDS – 1.7% (1.7% of Total Investments)
	Transportation – 1.7% (1.7% of Total Investments)
$ 620	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Variable	3/21 at 100.00	VMIG1	$ 620,000
	Rate Demand Obligation, Series 2005B-3 & 2005B-4, 0.020%, 1/01/32 (6)
$ 620	Total Short-Term Investments (cost $620,000)			620,000
	Total Investments (cost $33,241,970) – 100.0%			36,773,709
	Other Assets Less Liabilities – 0.0%			10,720
	Net Asset Applicable to Common Shares – 100%			$ 36,784,429

(1)     All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)     Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)     For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)     Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)     Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)     Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT  Alternative Minimum Tax
See accompanying notes to financial statements.

NPN	Nuveen Pennsylvania Municipal Value Fund
Portfolio of Investments
February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 90.5% (97.4% of Total Investments)
	MUNICIPAL BONDS – 88.3% (95.0% of Total Investments)
	Consumer Staples – 1.9% (2.0% of Total Investments)
$ 315	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 349,215
	Bonds, Series 2001, 6.500%, 5/15/33

	Education and Civic Organizations – 8.1% (8.7% of Total Investments)
50	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	56,442
	Robert Morris University, Series 2017, 5.000%, 10/15/37
15	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	15,921
	Project, Series 2020, 5.000%, 10/01/39
70	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	79,170
	Charter School Project, Series 2016, 5.125%, 3/15/36
20	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	22,214
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	117,047
	Project, Second Series 2017A, 5.000%, 11/01/39
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	33,928
	Project, Series 2019, 5.000%, 5/01/48
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	32,106
	Series 2014, 5.000%, 5/01/37
60	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	62,120
	University, Series 2016, 4.000%, 5/01/46
75	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	78,635
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
15	3.250%, 5/01/36	5/26 at 100.00	BBB	15,021
35	3.500%, 5/01/41	5/26 at 100.00	BBB	35,130
50	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	58,905
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
50	4.000%, 9/01/44	9/29 at 100.00	A	55,807
25	4.000%, 9/01/49	9/29 at 100.00	A	27,723
90	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette	11/28 at 100.00	Aa3	101,301
	College, Refunding Series 2018, 4.000%, 11/01/38
35	Pennsylvania Higher Educational Facilites Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	38,299
	University, Series 2013A, 6.500%, 9/01/38
45	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	47,103
	University, Series 2012, 5.000%, 3/01/42
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	Baa1	35,942
60	5.000%, 11/01/42	11/22 at 100.00	Baa1	62,998
95	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	101,034
	Series 2013A, 5.500%, 7/15/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 25	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	$ 28,410
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%,
	6/15/50, 144A
70	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BB+	69,042
	University, Series 2017, 3.625%, 5/01/35
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB+	52,850
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
100	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	104,975
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
145	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	A–	152,504
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
1,375	Total Education and Civic Organizations			1,484,627
	Health Care – 20.7% (22.2% of Total Investments)
465	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	508,171
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
115	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University	7/29 at 100.00	A	131,868
	of Pittsburgh Medical Center, Series 2019A, 4.000%, 7/15/35
380	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	BB–	413,463
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
155	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds,	8/30 at 100.00	A–	155,990
	Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53
100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/25 at 100.00	AA–	114,292
	Medical Center Project, Series 2016A, 5.000%, 11/15/46
75	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	10/27 at 100.00	AA	85,015
	Revenue Bonds, Main Line Health System, Series 2017A, 4.000%, 10/01/37
190	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	218,376
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
200	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	A+	227,352
	Series 2019, 4.000%, 11/01/44
55	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/26 at 100.00	A	64,390
	Health System Project, Refunding Series 2016A, 5.000%, 6/01/35
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	36,419
	Health System Project, Series 2012A, 5.000%, 6/01/42
225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	246,098
	5.000%, 7/01/41
25	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	25,873
	4.000%, 7/01/45
150	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	170,998
	Healthcare, Series 2018, 5.000%, 7/15/48
100	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	118,312
	System, Refunding Series 2016B, 5.000%, 8/15/46
155	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	184,506
	System, Series 2016A, 5.000%, 8/15/42
100	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	5/26 at 100.00	A	106,997
	Group, Refunding Series 2016, 4.000%, 11/01/41
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	219,212
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)
	February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 145	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	$ 152,489
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A,
	5.625%, 7/01/42
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/27 at 100.00	BBB–	115,412
	Revenue Bonds, Temple University Health System Obligated Group, Series of 2017,
	5.000%, 7/01/30
200	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	232,234
	Health Network, Series 2016B, 5.000%, 7/01/45
210	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	256,215
	Group, Series 2019A, 5.000%, 6/01/49
15	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/31 at 100.00	Baa1	16,941
	Excela Health Project, Series 2020A, 4.000%, 7/01/37
3,395	Total Health Care			3,800,623
	Housing/Multifamily – 2.8% (3.0% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Ba2	15,085
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
35	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	A1	38,126
	University Foundation Inc Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	BB+	30,541
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	BB+	102,282
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	321,093
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/35
480	Total Housing/Multifamily			507,127
	Housing/Single Family – 10.9% (11.8% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2012-114:
65	3.300%, 10/01/32	10/21 at 100.00	AA+	65,679
25	3.650%, 10/01/37	10/21 at 100.00	AA+	25,236
35	3.700%, 10/01/42	10/21 at 100.00	AA+	35,340
55	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	56,749
	2016-119, 3.500%, 10/01/36
480	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	495,811
	2016-120, 3.200%, 4/01/40
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2016-121:
400	3.200%, 10/01/41 (UB) (4)	10/25 at 100.00	AA+	412,028
100	3.200%, 10/01/41	10/25 at 100.00	AA+	103,007
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds,
	Series 2017-123B:
70	3.450%, 10/01/32	10/26 at 100.00	AA+	74,932
45	3.900%, 10/01/37	4/21 at 100.00	AA+	45,135
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	265,195
	2017-125B, 3.700%, 10/01/47
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	259,565
	2019-129, 3.350%, 10/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 125	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	$ 127,442
	2019-130A, 3.000%, 10/01/46
45	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	45,464
	2020-133, 2.500%, 10/01/45
1,945	Total Housing/Single Family			2,011,583
	Industrials – 0.6% (0.6% of Total Investments)
100	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	A–	105,035
	Bonds, Waste Management Inc, Project, Series 2011, 2.150%, 7/01/41 (AMT) (Mandatory
	Put 7/01/24)
	Long-Term Care – 5.8% (6.2% of Total Investments)
155	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities	5/27 at 100.00	BBB	173,536
	Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42
35	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	35,650
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
70	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	75,363
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
105	4.000%, 1/01/33	1/25 at 100.00	BBB+	110,914
120	5.000%, 1/01/38	1/25 at 100.00	BBB+	132,043
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/26 at 100.00	BBB+	114,939
	Social Ministries Project, Series 2016, 5.000%, 1/01/29
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
25	4.125%, 1/01/38	1/29 at 100.00	BBB+	28,252
30	5.000%, 1/01/39	1/29 at 100.00	BBB+	35,326
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	21,985
	Villages Project, Series 2015, 5.000%, 11/01/35
40	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	3/27 at 102.00	BB+	42,856
	Anne’s Retirement Community, Inc, Series 2020, 5.000%, 3/01/50
200	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	A–	233,236
	Retirement-Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/36
55	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,	11/26 at 103.00	BB+	58,411
	Morningstar Senior Living, Inc, Series 2019, 5.000%, 11/01/44
955	Total Long-Term Care			1,062,511
	Tax Obligation/General – 7.5% (8.1% of Total Investments)
160	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	169,598
35	Allentown City School District, Lehigh County, Pennsylvania, General Obligation Bonds,	3/21 at 100.00	N/R	35,003
	Limited Tax Revenue Anticipation Note Series 2020, 2.375%, 3/31/21
105	Avon Grove School District, Chester County, Pennsylvania, General Obligation Bonds,	5/29 at 100.00	AA	123,933
	Series 2021A, 4.000%, 11/15/37 (WI/DD, Settling 3/02/21)
125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,	8/26 at 100.00	Aa2	143,476
	Refunding Series 2016, 4.000%, 8/01/33
45	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	50,613
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation	12/24 at 100.00	AA	131,228
	Bonds, Series 2014D, 5.000%, 12/15/39

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)
	February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 100	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	$ 120,031
	Series 2020, 5.000%, 2/15/44
25	Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds,	2/28 at 100.00	Aa2	31,298
	Series 2020B, 5.000%, 2/01/31
25	Lancaster School District, Lancaster County, Pennsylvania, General Obligation Bonds,	12/28 at 100.00	AA	29,445
	Series 2020, 4.000%, 6/01/35 – AGM Insured
195	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	215,510
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
55	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue	No Opt. Call	N/R	55,705
	Anticipation Note Series 2020-21A, 4.000%, 6/30/21
15	PIttsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	16,055
	Series 2014A, 5.000%, 9/01/25 – BAM Insured
35	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series	9/25 at 100.00	AA	37,396
	2018, 3.500%, 9/01/34 – AGM Insured
80	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	85,295
	5.000%, 11/15/32
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
5	5.000%, 11/15/21	No Opt. Call	BB+	5,041
10	5.000%, 11/15/28	5/24 at 100.00	BB+	10,231
100	Upper Dublin School District, Montgomery County, Pennsylvania, General Obligation Bonds,	3/29 at 100.00	Aa3	114,982
	Series 2021A, 4.000%, 9/15/38
1,230	Total Tax Obligation/General			1,374,840
	Tax Obligation/Limited – 8.2% (8.9% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	26,005
	Revenue Bonds, Series 2012A, 5.000%, 5/01/35
230	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Baa3	260,963
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
100	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2021,	7/21 at 100.00	N/R	99,817
	4.500%, 11/30/21, 144A
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
40	5.000%, 6/01/33	6/28 at 100.00	A1	48,980
155	4.000%, 6/01/39 – AGM Insured (4)	6/28 at 100.00	AA	175,367
200	4.000%, 6/01/39 – AGM Insured (UB)	6/28 at 100.00	AA	226,280
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	123,158
100	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	102,868
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/26 at 100.00	AA–	109,775
	Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
100	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	119,021
	2018B, 5.000%, 12/01/48
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
50	4.500%, 7/01/34	7/25 at 100.00	N/R	54,570
72	5.000%, 7/01/58	7/28 at 100.00	N/R	79,743

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
$ 10	4.329%, 7/01/40	7/28 at 100.00	N/R	$ 10,757
10	4.329%, 7/01/40	7/28 at 100.00	N/R	10,757
49	4.784%, 7/01/58	7/28 at 100.00	N/R	53,585
15	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	16,176
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
1,376	Total Tax Obligation/Limited			1,517,822
	Transportation – 7.9% (8.5% of Total Investments)
245	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A1	295,093
	Revenue Bonds, Series 2017, 5.000%, 7/01/42
125	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	152,800
	5.000%, 1/01/38
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	152,058
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
585	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	677,629
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	56,100
	4.000%, 12/01/50
100	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking	12/27 at 100.00	A	121,960
	Revenue Bonds, Series 2017, 5.000%, 12/15/34
1,245	Total Transportation			1,455,640
	U.S. Guaranteed – 7.6% (8.2% of Total Investments) (6)
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%,	12/23 at 100.00	AA–	250,096
	12/01/32 (Pre-refunded 12/01/23)
20	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA–	21,688
	5.000%, 12/01/37 (Pre-refunded 12/01/22)
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond	12/21 at 100.00	AA	194,129
	Trust 2015-XF0123, 13.398%, 12/01/29 (Pre-refunded 12/01/21), AGM Insured, 144A (IF) (4)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
20	4.000%, 1/01/33 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	22,547
15	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	17,477
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot	5/23 at 100.00	N/R	61,486
	Village Project, Series 2013, 5.750%, 5/01/35 (Pre-refunded 5/01/23)
105	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	N/R	118,695
	Concession, Series 2013A, 5.125%, 12/01/47 (Pre-refunded 12/01/23)
40	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A	42,524
	Group, Series 2012, 4.000%, 11/01/32 (Pre-refunded 11/01/22)
120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R	132,679
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
400	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	AA–	429,064
	(Pre-refunded 9/01/22)
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy	1/22 at 100.00	A1	104,629
	Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41
	(Pre-refunded 1/01/22)
1,270	Total U.S. Guaranteed			1,395,014

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)
	February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 6.3% (6.8% of Total Investments)
$ 140	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	$ 175
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (7)
10	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	13
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (7)
250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	313
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (7)
20	Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds, Series	12/28 at 100.00	AA	17,969
	2020, 2.125%, 12/01/45
95	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	105,298
	Concession, Series 2013A, 5.125%, 12/01/47
55	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	69
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (7)
90	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B	79,376
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
250	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	266,062
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth	8/30 at 100.00	AA	129,525
	Series 2020A, 5.000%, 8/01/50 – AGM Insured
150	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	175,761
	2017, 5.000%, 8/01/47
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	145,380
	5.000%, 8/01/30
20	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	23,117
	Bonds, First Lien Series 2020B, 4.000%, 9/01/45 – AGM Insured
25	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	29,826
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
40	Upper Allegheny Joint Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue	9/29 at 100.00	AA	42,226
	Bonds, Refunding Series 2019A, 3.000%, 9/01/44 – AGM Insured
	Williamsport Sanitary Authority, Lycoming County, Pennsylvania, Sewer Revenue Bonds,
	Series 2021:
100	5.000%, 1/01/25 – BAM Insured	No Opt. Call	AA	116,954
25	5.000%, 1/01/28 – BAM Insured	No Opt. Call	AA	31,733
1,500	Total Utilities			1,163,797
$ 15,186	Total Municipal Bonds (cost $15,301,635)			16,227,834

Shares	Description (1)			Value
	COMMON STOCKS – 2.2% (2.4% of Total Investments)
	Electric Utilities – 2.2% (2.4% of Total Investments)
14,686	Energy Harbor Corp (8),(9),(10)			$ 413,044
	Total Common Stocks (cost $407,801)			413,044
	Total Long-Term Investments (cost $15,709,436)			16,640,878

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.5% (2.6% of Total Investments)
	MUNICIPAL BONDS – 2.5% (2.6% of Total Investments)
	Tax Obligation/General – 2.5% (2.6% of Total Investments)
$ 450	Mercer County, Pennsylvania, General Obligation Bonds, Variable Rate Demand Obligation,	3/21 at 100.00	A-1	$ 450,000
	Series 2011, 0.040%, 10/01/31 – AGM Insured (11)
$ 450	Total Short-Term Investments (cost $450,000)			450,000
	Total Investments (cost $16,159,436)–93.0%			17,090,878
	Floating Rate Obligations – (2.4)%			(450,000)
	Other Assets Less Liabilities – 9.4%			1,739,944
	Net Asset Applicable to Common Shares – 100%			$ 18,380,822

(1)     All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)     Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)     For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)     Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)     Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)     Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)     Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)     Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)     For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)   Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)    Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT   Alternative Minimum Tax
IF      Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB    Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 28, 2021

	NCB	NJV	NYV	NPN
Assets
Long-term investments, at value (cost $42,593,773, $20,046,019
$32,621,970 and $15,709,436, respectively)	$48,625,455	$21,747,879	$36,153,709	$16,640,878
Short-term investments, at value (cost approximates value)	1,200,000	—	620,000	450,000
Cash	3,610,735	2,525,516	—	1,028,867
Receivable for:
Interest	514,897	210,847	438,591	180,435
Investments sold	—	—	—	816,886
Other assets	—	—	6	—
Total assets	53,951,087	24,484,242	37,212,306	19,117,066
Liabilities
Cash overdraft	—	—	80,059	—
Floating rate obligations	—	810,000	—	450,000
Payable for:
Dividends	111,434	48,542	64,956	35,893
Interest	—	1,493	—	867
Investments purchased - when-issued/delayed-delivery
settlement	—	—	—	126,084
Accrued expenses:
Management fees	23,328	10,872	15,954	8,263
Professional fees	26,346	23,715	23,779	23,619
Trustees fees	577	248	406	194
Merger	79,112	27,930	224,091	53,936
Other	37,594	38,354	18,632	37,388
Total liabilities	278,391	961,154	427,877	736,244
Net assets applicable to common shares	$53,672,696	$23,523,088	$36,784,429	$18,380,822
Common shares outstanding	3,302,961	1,524,357	2,349,612	1,219,222
Net asset value (“NAV”) per common share outstanding	$16.25	$15.43	$15.66	$15.08
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$33,030	$15,244	$23,496	$12,192
Paid-in-surplus	47,023,878	21,762,557	33,179,476	17,353,760
Total distributable earnings	6,615,788	1,745,287	3,581,457	1,014,870
Net assets applicable to common shares	$53,672,696	$23,523,088	$36,784,429	$18,380,822
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 28, 2021

	NCB	NJV	NYV	NPN
Investment Income	$1,917,907	$842,688	$1,194,649	$673,375
Expenses
Management fees	300,153	138,690	205,901	106,747
Interest expense and amortization of offering costs	—	7,313	—	3,913
Custodian fees	15,862	19,787	13,303	19,088
Trustees fees	1,503	646	1,044	511
Professional fees	29,675	26,049	26,581	25,816
Shareholder reporting expenses	11,898	12,647	10,794	12,179
Shareholder servicing agent fees	172	194	172	172
Stock exchange listing fees	12,175	12,142	6,577	12,142
Investor relations expenses	2,730	1,268	1,888	1,015
Merger expenses	195,000	60,000	420,000	95,000
Other	18,318	18,115	10,476	17,853
Total expenses	587,486	296,851	696,736	294,436
Net investment income (loss)	1,330,421	545,837	497,913	378,939
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	288,611	191,282	(211,579)	87,086
Futures contracts	—	(83,820)	—	(12,910)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,207,959)	(872,681)	(899,823)	(604,222)
Futures contracts	—	32,954	—	10,380
Net realized and unrealized gain (loss)	(1,919,348)	(732,265)	(1,111,402)	(519,666)
Net increase (decrease) in net assets applicable to common shares
from operations	$(588,927)	$(186,428)	$(613,489)	$(140,727)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NCB		NJV
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/21	2/29/20	2/28/21	2/29/20
Operations
Net investment income (loss)	$1,330,421	$1,757,745	$545,837	$699,471
Net realized gain (loss) from:
Investments	288,611	592,194	191,282	61,707
Futures contracts	—	—	(83,820)	(104,424)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,207,959)	4,019,668	(872,681)	1,850,918
Futures contracts	—	—	32,954	(37,309)
Net increase (decrease) in net assets applicable to common shares
from operations	(588,927)	6,369,607	(186,428)	2,470,363
Distributions to Common Shareholders
Dividends	(1,534,886)	(2,220,524)	(579,334)	(773,848)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(1,534,886)	(2,220,524)	(579,334)	(773,848)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	31,433	—	—
Cost of shares repurchased and retired	—	—	(83,468)	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	31,433	(83,468)	—
Net increase (decrease) in net assets
applicable to common shares	(2,123,813)	4,180,516	(849,230)	1,696,515
Net assets applicable to common
shares at the beginning of period	55,796,509	51,615,993	24,372,318	22,675,803
Net assets applicable to common
shares at the end of period	$53,672,696	$55,796,509	$23,523,088	$24,372,318

See accompanying notes to financial statements.

	NYV		NPN
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/21	2/29/20	2/28/21	2/29/20
Operations
Net investment income (loss)	$497,913	$1,015,341	$378,939	$551,303
Net realized gain (loss) from:
Investments	(211,579)	836,215	87,086	150,369
Futures contracts	—	—	(12,910)	(28,350)
Change in net unrealized appreciation (depreciation) of:
Investments	(899,823)	2,071,166	(604,222)	1,014,478
Futures contracts	—	—	10,380	(11,514)
Net increase (decrease) in net assets applicable to common shares
from operations	(613,489)	3,922,722	(140,727)	1,676,286
Distributions to Common Shareholders
Dividends	(931,151)	(1,645,669)	(548,881)	(593,448)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(931,151)	(1,645,669)	(548,881)	(593,448)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	1,030	1,250
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	—	1,030	1,250
Net increase (decrease) in net assets
applicable to common shares	(1,544,640)	2,277,053	(688,578)	1,084,088
Net assets applicable to common
shares at the beginning of period	38,329,069	36,052,016	19,069,400	17,985,312
Net assets applicable to common
shares at the end of period	$36,784,429	$38,329,069	$18,380,822	$19,069,400

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders				Common Share
						From
						Accum-		Discount
	Beginning	Net	Net		From	ulated		Per
	Common	Investment	Realized/		Net	Net		Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price

NCB
Year Ended 2/28-2/29:
2021	$16.89	$0.40	$(0.58)	$(0.18)	$(0.41)	$(0.05)	$(0.46)	$—	$16.25	$15.35
2020	15.64	0.53	1.39	1.92	(0.55)	(0.12)	(0.67)	—	16.89	15.70
2019	15.90	0.66	(0.27)	0.39	(0.65)	—	(0.65)	—	15.64	16.00
2018	16.28	0.68	(0.10)	0.58	(0.83)	(0.13)	(0.96)	—	15.90	15.62
2017	17.23	0.77	(0.73)	0.04	(0.79)	(0.20)	(0.99)	—	16.28	16.70

NJV
Year Ended 2/28-2/29:
2021	15.92	0.36	(0.48)	(0.12)	(0.38)	—	(0.38)	0.01	15.43	14.70
2020	14.81	0.46	1.16	1.62	(0.51)	—	(0.51)	—	15.92	13.96
2019	15.15	0.54	(0.02)	0.52	(0.55)	(0.34)	(0.89)	0.03	14.81	13.08
2018	15.56	0.57	(0.05)	0.52	(0.58)	(0.35)	(0.93)	—	15.15	13.55
2017(d)	16.32	0.49	(0.58)	(0.09)	(0.52)	(0.15)	(0.67)	—	15.56	15.61
Year Ended 4/30:
2016	16.41	0.62	0.11	0.73	(0.61)	(0.21)	(0.82)	—	16.32	15.16

(a)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses		Income (Loss)		Rate(c)

(1.01)%	0.81%	$53,673	1.09%		2.47%		10%
12.52	2.31	55,797	0.71		3.27		25
2.50	6.77	51,616	0.76		4.17		27
3.56	(0.90)	52,469	0.77		4.14		8
0.25	0.10	53,601	0.74		4.52		23

(0.63)	8.31	23,523	1.28		2.35		7
11.07	10.71	24,372	0.99		2.97		21
3.73	3.39	22,676	1.07		3.58		24
3.31	(7.48)	23,510	1.03		3.63		16
(0.57)	7.39	24,139	0.96	*	3.62	*	14
4.57	8.70	25,297	0.89		3.87		8

(b)     • The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NCB		NJV
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2021	—%	2021	0.03%
2020	—	2020	0.06
2019	—	2019	0.13
2018	—	2018	0.09
2017	—	2017(d)	0.07*
		Year Ended 4/30:
		2016	0.04

(c)     Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.
(d)     For the ten months ended February 28, 2017.
*        Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders				Common Share
						From
						Accum-		Discount
	Beginning	Net	Net		From	ulated		Per
	Common	Investment	Realized/		Net	Net		Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price

NYV
Year Ended 2/28-2/29:
2021	$16.31	$0.21	$(0.46)	$(0.25)	$(0.34)	$(0.06)	$(0.40)	$—	$15.66	$14.42
2020	15.34	0.43	1.25	1.68	(0.47)	(0.24)	(0.71)	—	16.31	14.77
2019	15.10	0.53	0.22	0.75	(0.51)	—	(0.51)	—	15.34	13.68
2018	15.46	0.55	(0.21)	0.34	(0.59)	(0.11)	(0.70)	—	15.10	13.78
2017(d)	16.14	0.25	(0.64)	(0.39)	(0.29)	—	(0.29)	—	15.46	14.87
Year Ended 9/30:
2016	15.89	0.81	0.07	0.88	(0.63)	—	(0.63)	—	16.14	15.90

NPN
Year Ended 2/28-2/29:
2021	15.64	0.31	(0.42)	(0.11)	(0.37)	(0.08)	(0.45)	—	15.08	13.96
2020	14.75	0.45	0.93	1.38	(0.47)	(0.02)	(0.49)	—	15.64	14.67
2019	14.78	0.50	0.06	0.56	(0.50)	(0.10)	(0.60)	0.01	14.75	13.19
2018	15.16	0.55	(0.16)	0.39	(0.58)	(0.19)	(0.77)	—	14.78	15.15
2017(e)	16.50	0.51	(0.73)	(0.22)	(0.64)	(0.48)	(1.12)	—	15.16	15.83
Year Ended 4/30:
2016	16.36	0.68	0.09	0.77	(0.63)	—	(0.63)	—	16.50	16.45

(a)     Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses		Income (Loss)		Rate(c)

(1.54)%	0.35%	$36,784	1.88%		1.35%		12%
11.11	13.32	38,329	0.75		2.73		17
5.05	3.08	36,052	0.75		3.50		34
2.17	(2.83)	35,489	0.75		3.53		27
(2.41)	(4.67)	36,329	0.85	*	3.90	*	13
5.62	11.45	37,927	0.76		5.01		8

(0.72)	(1.76)	18,381	1.61		2.07		8
9.54	15.04	19,069	1.03		2.97		20
3.99	(8.87)	17,985	1.02		3.41		10
2.58	0.68	18,066	1.02		3.61		28
(1.33)	3.08	18,517	0.93	*	3.80	*	23
9.54	15.04	19,069	1.03		2.97		20

(b)     • The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NYV		NPN
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2021	—%	2021	0.02%
2020	—	2020	0.04
2019	—	2019	0.04
2018	—	2018	0.02
2017(d)	—	2017(e)	0.01*
Year Ended 9/30:		Year Ended 4/30:
2016	—	2016	—

(c)    Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)    For the five months ended February 28, 2017.
(e)    For the ten months ended February 28, 2017.
*       Annualized.
See accompanying notes to financial statements.

Notes to
Financial Statements

1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen California Municipal Value Fund 2 (NCB)
• Nuveen New Jersey Municipal Value Fund (NJV)
• Nuveen New York Municipal Value Fund 2 (NYV)
• Nuveen Pennsylvania Municipal Value Fund (NPN)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for NJV) closed-end management investment companies. The Funds were organized as Massachusetts business trusts on January 26, 2009.
The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
During August 2020, the Funds’ Board of Directors/Trustees (the “Board”) approved a merger for each Fund included in this report (each a “Merger” and collectively the “Mergers”). The Mergers are intended to create larger funds with lower operating expenses and increased trading volume on the exchange for common shares. The approved Mergers are as follows:

Target Fund Approval Date of
Target Fund	Acquiring Fund	Merger by Shareholders	Merger Completed*
NCB	Nuveen California Municipal Value Fund (NCA)	February 17, 2021	March 8, 2021
NJV	Nuveen AMT-Free Municipal Value Fund (NUW)	January 15, 2021	March 8, 2021
NYV	Nuveen New York Municipal Value Fund (NNY)	January 15, 2021	April 12, 2021
NPN	NUW	February 17, 2021	March 8, 2021
*    Merger completed before the opening of business, and subsequent to the reporting period.
See Note 9 - Subsequent Events for further details.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also

Notes to Financial Statements (continued)

adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NCB	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$48,625,455	$—	$48,625,455
Short-Term Investments*:
Municipal Bonds	—	1,200,000	—	1,200,000
Total	$—	$49,825,455	$—	$49,825,455

NJV	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$21,747,879		$—	$21,747,879
Total	$—	$21,747,879		$—	$21,747,879

NYV
Long-Term Investments*:
Municipal Bonds	$—	$36,153,709		$—	$36,153,709
Short-Term Investments*:
Municipal Bonds	—	620,000		—	620,000
Total	$—	$36,773,709		$—	$36,773,709

NPN
Long-Term Investments*:
Municipal Bonds	$—	$16,227,834		$—	$16,227,834
Common Stocks	—	413,044	**	—	413,044
Short-Term Investments*:
Municipal Bonds	—	450,000		—	450,000
Total	$—	$17,090,878		$—	$17,090,878
* Refer to the Fund’s Portfolio of Investments for industry classifications.
** Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the

Notes to Financial Statements (continued)

holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NCB	NJV	NYV	NPN
Floating rate obligations: self-deposited Inverse Floaters	$—	$810,000	$—	$450,000
Floating rate obligations: externally-deposited Inverse Floaters	—	725,000	—	345,000
Total	$—	$1,535,000	$—	$795,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NCB	NJV	NYV	NPN
Average floating rate obligations outstanding	$—	$810,000	$—	$450,000
Average annual interest rate and fees	—%	0.90%	—%	0.87%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NCB	NJV	NYV	NPN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$810,000	$—	$450,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	725,000	—	345,000
Total	$—	$1,535,000	$—	$795,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NCB	NJV	NYV	NPN
Purchases	$5,487,089	$1,696,544	$7,348,260	$1,462,556
Sales and maturities	4,963,345	4,287,346	3,999,849	3,533,057

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, NJV and NPN used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	NJV	NPN
Average notional amount of futures contracts outstanding*	$2,519,549	$658,979
*     The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

				Change in Net
				Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Futures Contracts	Futures Contracts
NJV	Interest rate	Futures contracts	$(83,820)	$32,954
NPN	Interest rate	Futures contracts	$(12,910)	$10,380

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NCB		NJV		NPN
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/21	2/29/20	2/28/21	2/29/20	2/28/21	2/29/20

Common shares:
Issued to shareholders due to reinvestments of distributions	—	1,938	—	—	68	80
Repurchased and retired	—	—	(6,499)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$—	$12.82	$—	$—	$—
Discount per share repurchased and retired	—%	—%	(15.23)%	—%	—%	—%

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2021.

	NCB	NJV	NYV	NPN
Tax cost of investments	$43,516,554	$19,232,278	$33,005,952	$15,693,665
Gross unrealized:
Appreciation	6,338,339	1,741,348	3,811,818	988,989
Depreciation	(29,438)	(35,747)	(44,061)	(41,774)
Net unrealized appreciation (depreciation) of investments	$6,308,901	$1,705,601	$3,767,757	$947,215

Permanent differences, primarily due to treatment of notional principal contracts, distribution reallocations, federal taxes paid, paydowns, taxable market discount and nondeductible reorganization expenses, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2021, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2021, the Funds’ tax year end, were as follows:

	NCB	NJV	NYV	NPN
Undistributed net tax-exempt income[1]	$108,389	$28,594	$95,665	$21,454
Undistributed net ordinary income[2]	22,479	—	—	—
Undistributed net long-term capital gains	289,971	60,635	—	83,387

1       Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2021, paid on March 1, 2021.
2       Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended February 28, 2021 and February 29, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	NCB	NJV	NYV	NPN
Distributions from net tax-exempt income[3]	$1,367,700	$579,334	$781,274	$443,511
Distribution from net ordinary income[2]	4,350	—	6,026	2,712
Distributions from net long-term capital gains[4]	162,836	—	143,851	102,658
2020	NCB	NJV	NYV	NPN
Distributions from net tax-exempt income	$1,817,209	$783,330	$1,078,044	$574,798
Distributions from net ordinary income[2]	151,855	2,000	34,498	2,434
Distributions from net long-term capital gains	300,900	—	553,099	19,261

2       Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3       The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2021 as Exempt Interest Dividends.
4       The Funds hereby designate as long-term capital gain dividend pursuant to the Internal Revenue Code Section 852(b)(3), the amount to reduce earnings an profits related to net capital gain to zero for the year ended February 28, 2021.
As of February 28, 2021, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

NYV
Not subject to expiration:
Short-term	$185,036
Long-term	29,965
Total	$215,001
As of February 28, 2021, the Funds’ tax year end, NJV utilized $80,016 capital loss carryforward.

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 28, 2021, the complex-level fee for each Fund was 0.1558%.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NCB	NJV	NYV	NPN
Purchases	$714,316	$ 100,000	$624,713	$ —
Sales	—	2,602,593	397,164	1,151,721

8. Borrowing Arrangements

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, NJV utilized this facility for 4 days. The Fund’s daily balance outstanding and average annual interest rate during the utilization period(s) was $51,260 and 1.39%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $51,260. Borrowings outstanding as of the end of the reporting period, if any are recognized as “Borrowings” on the Statement of Assets and Liabilities.
During the current fiscal period, NCB, NYV and NPN did not utilize this facility.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Notes to Financial Statements (continued)
9. Subsquent Events
Fund Mergers
As noted in Note 1 – General Information, Fund Mergers, the following Mergers occurred subsequent to the reporting period.
Before the opening of business on March 8, 2021, NCB merged into NCA. Upon the closing of the Mergers, NCB transferred its assets to NCA in exchange for common shares of NCA and the assumption by NCA of the liabilities of NCB. NCB was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of NCB became shareholders of NCA. Holders of common shares of NCB received newly issued common shares of NCA, the aggregate NAV of which is equal to the aggregate NAV of the common shares of NCB held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Before the opening of business on March 8, 2021 NJV and NPN merged into NUW.
Upon the closing of the Mergers, NJV and NPN transferred their assets to NUW in exchange for common shares of NUW and the assumption by NUW of the liabilities of NJV and NPN. Each NJV and NPN was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of NJV and NPN became shareholders of NUW. Holders of common shares of NJV and NPN received newly issued common shares of NUW, the aggregate NAV of which is equal to the aggregate NAV of the common shares of NJV and NPN held immediately prior to each Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Before the opening of business on April 12, 2021 NYV merged into NNY.
Upon the closing of the Mergers, NYV transferred its assets to NNY in exchange for common shares of NNY and the assumption by NNY of the liabilities of NYV. NYV was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of NYV became shareholders of NNY. Holders of common shares of NYV received newly issued common shares of NNY, the aggregate NAV of which is equal to the aggregate NAV of the common shares of NYV held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).

Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND 2 (NCB)
Effective March 8, 2021, NCB was reorganized into the Nuveen California Municipal Value Fund (formerly Nuveen California Municipal Value Fund, Inc.) (NCA). In the reorganization, the shareholders of NCB became shareholders of NCA. Holders of common shares of NCB received newly issued common shares of NCA, with cash being distributed in lieu of fractional common shares. As a result, for the current investment objectives, investment policies and principal risks following the reorganization, please review the most-recent annual shareholder report filed for NCA dated May 6, 2021.
NUVEEN NEW JERSEY MUNICIPAL VALUE FUND (NJV)
Effective March 8, 2021, NJV was reorganized into Nuveen AMT-Free Municipal Value Fund (NUW). In the reorganization, the shareholders of NJV became shareholders of NUW. Holders of common shares of NJV received newly issued common shares of NUW, with cash being distributed in lieu of fractional common shares. As a result, for the current investment objectives, investment policies and principal risks following the reorganization, please review the most-recent annual shareholder report filed for NUW dated January 7, 2021.
NUVEEN NEW YORK MUNICIPAL VALUE FUND 2 (NYV)
Effective April 12, 2021, NYV was reorganized into Nuveen New York Municipal Value Fund (formerly Nuveen New York Municipal Value Fund, Inc.) (NNY). In the reorganization, shareholders of NYV became shareholders of NNY. Holders of common shares of NYV received newly issued common shares of NNY, with cash being distributed in lieu of fractional common shares. As a result, for the current investment objectives, investment policies and principal risks following the reorganization, please review the most-recent annual shareholder report filed for NNY, dated May 6, 2021.
NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND (NPN)
Effective March 8, 2021, NPN was reorganized into Nuveen AMT-Free Municipal Value Fund (NUW). In the reorganization, shareholders of NPN became shareholders of NUW. Holders of common shares of NPN received newly issued common shares of NUW, with cash being distributed in lieu of fractional common shares. As a result, for the current investment objectives, investment policies and principal risks following the reorganization, please review the most-recent annual shareholder report filed for NUW dated January 7, 2021.

Shareholder Update (Unaudited) (continued)

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen California Municipal Value Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Municipal Value Fund and the Nuveen New York Municipal Value Fund 2 (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund's other "non-interested" shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund
Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Matthew Thornton III	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report of Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCB	NJV	NYV	NPN
Common shares repurchased	0	6,499	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■      Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■     Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■     Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■     Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports
■     Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■     Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■     Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■     Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■     Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■     S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■     S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
■     S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■     S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■     S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■     Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■     Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Board Members &
Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund
		and Term(1)	Directorships	Complex
			During Past 5 Years	Overseen by
Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chair and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	142
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, Legal & General Investment Management America, Inc.
(asset management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Director and Chairman
333 W. Wacker Drive	Board Member	1999	(since 2009), United Fire Group, a publicly held company; formerly,	142
Chicago, IL 6o6o6		Class III	Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of Regents for the
State of Iowa University System (2000- 2004); formerly, Director
(2000-2004), Alliant Energy; formerly, Director (1996- 2015), The Gazette
Company (media and publishing); formerly, Director (1998- 2003), Federal
Reserve Bank of Chicago; formerly, President and Chief Operating Officer
(1972-1995), SCI Financial Group, Inc., (regional financial services firm).

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	142
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund
		and Term(1)	Directorships	Complex
			During Past 5 Years	Overseen by
Board Member

Independent Board Members (continued):

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., (provider of	142
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions);
formerly, Director, Wintrust Financial Corporation (1996-2016);
previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation
(consumer electronics).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops
1962			branding, marketing and communications strategies for clients) (since
333 W. Wacker Drive	Board Member	2013	2008); served on The President’s Council of Fordham University (2010-	142
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic American
Studies (2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North
America, and Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank N.V. between
1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities	142
Chicago, IL 6o6o6		Class I	(national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive
Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and
1947			C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.;	142
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund
		and Term(1)	Directorships	Complex
			During Past 5 Years	Overseen by
Board Member

Independent Board Members (continued):

■ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 6o6o6		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	142
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2020);
1963	Chief		Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (since 2006),
333 W. Wacker Drive	Administrative	2015	Vice President prior to 2006
Chicago, IL 6o6o6	Officer

■ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013)
901 Marquette Avenue	and Assistant	2013	and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset
Minneapolis, MN 55402	Secretary		Management (since 2018).

■ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President
1978	Vice President		and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson
333 W. Wacker Drive	and Assistant	2017	National Asset Management, LLC (2012-2017).
Chicago, IL 6o6o6	Secretary

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly,
1979			Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund
333 W. Wacker Drive	Vice President	2016	Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017),
1974			formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017),
333 W. Wacker Drive	Vice President	2019	formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified
Chicago, IL 6o6o6			Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew Carnegie Blvd.	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Charlotte, NC 28262

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director
Charlotte, NC 28262	Secretary		(since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

■ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016),
333 W. Wacker Drive	and Assistant	2008	formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing
Chicago, IL 6o6o6	Secretary		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management,
LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of
Nuveen, LLC.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen, LLC.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019),
1973	Vice President		formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers,
8500 Andrew Carnegie Blvd.	and Controller	2019	(LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the
Charlotte, NC 28262			TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen
1968	Vice President		Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant
333 W. Wacker Drive	and Secretary	2008	Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and
Chicago, IL 60606			Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of
Nuveen, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

■ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly,
Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset
Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ
Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC
(2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-D-0221D 1596466-INV-Y-04/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Pennsylvania Municipal Value Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2021	$23,450	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 29, 2020	$23,000	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 29, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2021	$ 0	$ 0	$ 0	$ 0
February 29, 2020	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Paul Brennan, CFA, manages several Nuveen tax-exempt fixed income portfolios.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a registered CPA (inactive), and has earned the Chartered Financial Analyst (CFA) designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

In addition to managing the Fund, as of February 28, 2021, the Portfolio Manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	12	$29.70 billion
	Other Pooled Investment Vehicles	1	$39.4 million
	Other Accounts	2	$54.8 million
*	Assets are as of February 28, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NPN SECURITIES AS OF FEBRUARY 28, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Municipal Value Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: May 6, 2021